UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2006

                               INDIGO-ENERGY, INC.
               (Exact name of registrant as specified in charter)

             Nevada                       000-75313              84-0871427
 (State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

             2857 Hartwick Pines Drive, Henderson, Nevada               89052
               (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:               (702) 990-3387

              13350 Random Hills Road, Suite 800, Fairfax VA 22030 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement.

HUB Energy Agreements

      On June 23, 2006, we ("IDGG") entered into an Advisory Service Agreement, Registration Rights Agreement and Option Agreement with Hub Energy, LLC, a Pennsylvania limited liability company (the "Advisor" or "HUB")).

      Under the terms of the Advisory Service Agreement, HUB agreed to provide to us, for a term of three years, exclusive advisory services in connection with our contemplated exploration and development of certain oil and gas prospects located in Pennsylvania, West Virginia, Kentucky and Illinois (collectively, the "Premises"). In consideration and as compensation for these advisory services, we agreed to issue to HUB, pursuant to the terms and conditions set forth in the Option Agreement, options to acquire the following securities:

      (a) 9.0 million shares of common stock, par value $.001 per share of the Company (the "Common Stock"), at an exercise price of $2.00 per share exercisable upon completion and delivery of one hundred fifty (150) wells capable of producing oil and/or gas on the Premises. The right to exercise such options shall be reduced on a pro rata basis in the event that Advisor delivers fewer than one hundred fifty (150) wells capable of producing oil and/or gas on the Premises;

      (b) 3.0 million shares of Common Stock at an exercise price of Two Dollar ($2.00) per share exercisable upon completion and delivery, as described herein, of an additional fifty (50) wells capable of producing oil and/or gas on the Premises. The right to exercise the options shall be reduced on a pro rata basis in the event that Advisor delivers fewer than fifty (50) wells capable of producing oil and/or gas on the Premises; and

      (c) 3.0 million shares of Common Stock at an exercise price of Two Dollars ($2.00) per share exercisable upon completion and delivery, as described herein, of an additional fifty (50) wells capable of producing oil and/or gas on the Premises. The right to exercise such options shall be reduced on a pro rata basis in the event that Advisor delivers fewer than fifty
      (50) wells capable of producing oil and/or gas on the Premises.

      The Common Stock to be issued upon the exercise of the options granted under the Option Agreement is subject to certain registration rights established pursuant to the Registration Rights Agreement.

      Also under the Advisory Service Agreement, HUB Energy is entitled to receive the following fees:

      (a) Drilling Services Fee. The Advisor shall be entitled to a nonrefundable drilling services fee in the amount of Seven Thousand Five Hundred Dollars ($7,500) per Gross Well ("Drilling Services Fee"), payable upon the completion of each well. The Drilling Services Fee will be reduced pro rata in the event that the [leaseholder/owner] of the Gross Well holds less than a sixty-two and one half percent (62.5%) Working Interest in such Gross Well.

      (b) Advance Fee. Prior to the execution of this Agreement, the Company will have paid to the Advisor a good faith deposit in the amount of Seventy-Five Thousand Dollars ($75,000) (the "Deposit") to pay for such services as the Advisor deemed necessary in order to commence its obligations in connection with this Agreement including but not limited to: hiring employees, making payments to outside consultants including legal advisors, and establishing an office in Indiana, PA to be used jointly by the Advisor and the Company. The Advisor and the Company agree that the Deposit shall be amortized over the course of the first ten (10) Net Wells drilled and applied against the Drilling Services Fee payable hereunder for such Net Wells.

      (c) Reimbursement of Expenses. The Company shall reimburse the Advisor for the reasonable out-of-pocket expenses incurred by the Advisor in performing the Services hereunder, including, without limitation, drilling and excavation activities relating to the wells.

      (d) Additional Drilling Services Fee for Shallow Wells. The Advisor shall be entitled to increase the Drilling Services Fee per well of each oil and gas well contracted for under this Agreement (each Operator will provide a separate Turnkey Drilling Price under a Drilling and Operating Agreement) for conventional Shallow Wells in Pennsylvania, West Virginia and Kentucky by an amount of Twelve Thousand Five Hundred Dollars ($12,500) per Gross Well to cover all general and administrative expenses that will be incurred by the Advisor.

      (e) Overriding Royalties. The Advisor shall deliver to the Company Working Interests under leases that, in almost all cases, will result in a Net Revenue Interest of 81.25% for a one hundred percent (100%) Working Interest. If the Net Revenue Interest to the Company under a lease is less than 81.25%, the Company must approve, in writing, its participation prior to the commencement of drilling operations under that particular lease.

      HUB also has a right of first refusal to initiate and/or to investigate any and all potential oil and gas acquisition opportunities contemplated by us.

P&J Resources Pipeline Agreement

      On July 22, 2006, we entered into a Joint Venture and Operating Agreement with P&J Resources, Inc., a Kentucky corporation, ("P&J") and HUB (collectively, the "Owners") to construct a natural gas pipeline located in Butler District, Wayne County, West Virginia (the "Pipeline Agreement") for a term as long as the pipeline is being used and operated. Under the Pipeline Agreement, the Owners will jointly own the pipeline as follows: Indigo-Energy and HUB 50%, and P&J
50%. The Owners share revenue in the same proportion as there ownership interest. According to the Pipeline Agreement, P&J is appointed the operator of the pipeline and shall conduct and direct and have full control of all operations of the pipeline. All direct costs reasonably incurred by the operator in the operation of the pipeline shall be paid from revenues received from fees charged for the use of the pipeline by natural gas producers. The remaining balance of operating costs not satisfied shall be allocated among the Owners based upon their ownership interest. The operator is not permitted to undertake any project reasonably expected to exceed $10,000 without the consent of a majority of the Owners, unless such expenditure is necessary in the case of an emergency or a disaster.

      The operator is responsible for charging and collecting a transportation fee in the amount of ten percent (10%) or $0.35/Mcf, whichever is greater, of the sale price at which all gas is transported through the pipeline. This fee is also applicable to the Owners for transporting gas produced by any Owner.

Epicenter Leases

      On July 24, 2006, we entered into a Joint Venture/AMI Agreement with Epicenter Oil & Gas, LLC, a Florida limited liability company ("Epicenter") (Epicenter and the Company will be referred to individually as a "Party" and collectively, as the "Parties"), HUB and Golden Eagle Resources, Inc., a Colorado corporation ("Golden Eagle"), to lease approximately 16,000 gross oil and gas acres for the purpose of exploring and developing oil and/or natural gas from oil and gas horizons through the base of the Devonian geologic formation in Johnson County, Illinois (the "Joint Venture" or "Epicenter Lease"). The Parties may jointly or severally acquire the leasehold acreage during the term of the joint venture and agree to establish an Area of Mutual Interest ("AMI") encompassing Johnson County, Illinois (the "Contract Area"). The AMI shall remain in effect for a period of three (3) years unless sooner terminated or extended by mutual written consent of Indigo and Epicenter. Epicenter and the Company each own a 50% working interest in leases within the AMI. Under the Joint Venture, in consideration for a 50% interest in the assets of the Joint Venture, which are 100% of the oil and gas leasehold acres, Indigo agreed to pay to Epicenter $335,703.10, which also serves as consideration for expenses incurred by Epicenter, its third party vendors and others in researching title options and bidding for and purchasing leases in the Contract Area. We also agreed to be responsible for 100% of all costs incurred in the leasehold acquisition phase of the Joint Venture for a period of three (3) years from July 24, 2006. During the term of the Joint Venture, and for a period of 24 months following it, the Company and Epicenter have the right to elect to acquire its proportionate share of any acquisition of oil and gas leases within the AIM made by the other.

      Epicenter has assigned to us a 50% working interest to the oil and gas through the base of the Devonian geologic formation in all leases owned by us within the AIM. The leasehold estates shall comprise an 81.25% net revenue interest to the oil and gas therein. For leases with a net revenue less than that percentage, wither Party may decline development. With our consent, Epicenter may assign its interests in the join Venture and/or the operating agreement. In exchange for its consulting services, HUB and Golden Eagle shall each be assigned a 1.3125% overriding royalty interest in every lease recorded by the Joint Venture Parties in the AMI. In consideration for their roles is researching and identifying the Contract Area, Robert R. Turnage shall be assigned a 1% overriding royalty interest and Frank G. Finkbeiner will be assigned an overriding royalty interest in every lease recorded by the Joint Venture Parties in the AMI.

      The development, i.e. drilling of wells, of the Contract Area is governed by the American and Petroleum Institute's Form 610, Model Form Operating Agreement. The Parties further agree that the initial test well shall be commenced within 12 months, but in no event, later than August 1, 2007, at a mutually agreeable location within the Contract Area.

Indigo-Energy Partners, LP

      On July 7, 2006, we formed a limited partnership in Delaware for the purpose of entering into drilling and operating agreements. We are the Managing General Partner.

Drilling and Operating Agreements

      In July 2006, IDGG and/or IDGG as Managing General Partner for Indigo Partners, LP (individually, the "Developer", collectively, the "Developers") entered into the following Drilling and Operating Agreements on the Contract
Area:

      1.    Drilling  and  Operating   Agreement  between  IDGG,  Indigo  Energy
            Partners,   LP  ("Indigo   Partners")  and  TAPO  Energy,  LLC  (the
            "Operator"), with HUB as its Advisor ("DOA1")

      2. Drilling and Operating Agreement between Indigo Energy Partners, LP and Dannic Energy Corp. (the "Operator"), with HUB as its Advisor ("DOA2")

      3. Drilling and Operating Agreement between Indigo Energy Partners, LP and P&J Resources, Inc. (the "Operator"), with HUB as its Advisor ("DOA3")

      4. Drilling and Operating Agreement between Indigo Energy Partners, LP and Mid-East Oil Company (the "Operator"), with HUB as its Advisor ("DOA4")

      The agreements listed above are subject to modification and may change.

      Under DOA1, the Operator agreed to drill, complete and operate five (5) wells in the Contract Area for a term as long as any well covered is producing oil or gas. The turnkey price per well is $350,000. In exchange for the turnkey price, the Operator will provide one oil and/or gas well complete to the pipeline. Upon completion of each well and payment in full by the Developers, the Operator will assign to the Developers their respective interest in the wells. IDGG will contribute $1,071,875 and will have working and net revenue interests in the wells of 61.25%. Indigo Partners will contribute $459,375 and will have working and net revenue interests in the wells of 26.25%. The DOA1 also provides for an overriding royalty of 1/16 of all gross revenues from all gas produced, saved and marketed from any well or wells drilled by the Operator. This overriding royalty interest is in addition to the customary 12.5% royalty interest due to the landowner. The Operator will have complete control of the management, operations and maintenance of the 5 wells, as well as acting as the exclusive agent for collection of all proceeds from the sale of oil and gas from such wells. Commencing at the time that a drilled well begins to produce, the DOA1 also entitles the Operator to an operating fee per month for each well operated in lieu of direct charges by the Operator for its services or the use of its equipment. This operating fee is subject to annual adjustments. According to the DOA1, each of the parties elected, under the authority of Section 761(a) of Internal Revenue Code of 1954 (the "Code"), to be excluded from the application of all the provisions of subchapter K of Chapter 1 of Subtitle A of the Code.

      Under DOA2, the Operator agreed to drill, complete and operate five (5) wells in the Contract Area for a term as long as any well covered is producing oil or gas. The turnkey price per well is (A) three wells at $290,969.64 and (B) two wells at $277,565.24. In exchange for the turnkey price, the Operator will provide one oil and/or gas well complete to the pipeline. Upon completion of each well and payment in full by the Developers, the Operator will assign to the Developers their respective interest in the wells. Indigo Partners will contribute $1,071,029.55 and will have working and net revenue interests in the wells of 75.00%. The DOA2 also provides for an overriding royalty of 1/16 of all gross revenues from all gas produced, saved and marketed from any well or wells drilled by the Operator. This overriding royalty interest is in addition to the customary 12.5% royalty interest due to the landowner. The Operator will have complete control of the management, operations and maintenance of the 5 wells, as well as acting as the exclusive agent for collection of all proceeds from the sale of oil and gas from such wells. Commencing at the time that a drilled well begins to produce, the DOA2 also entitles the Operator to an operating fee of $300.00 per month for each well operated in lieu of direct charges by the Operator for its services or the use of its equipment. This operating fee is subject to annual adjustments. According to the DOA2, each of the parties elected, under the authority of Section 761(a) of Internal Revenue Code of 1954 (the "Code"), to be excluded from the application of all the provisions of subchapter K of Chapter 1 of Subtitle A of the Code.

      Under DOA3, the Operator agreed to drill, complete and operate five (5) wells in the Contract Area for a term as long as any well covered is producing oil or gas. The turnkey price per well is $258,000. In exchange for the turnkey price, the Operator will provide one oil and/or gas well complete to the pipeline. Upon completion of each well and payment in full by the Developers, the Operator will assign to the Developers their respective interest in the wells. Indigo Partners will contribute $967,500 and will have working and net revenue interests in the wells of 75.00%. The DOA3 also provides for an overriding royalty of 1/16 of all gross revenues from all gas produced, saved and marketed from any well or wells drilled by the Operator. This overriding royalty interest is in addition to the customary 12.5% royalty interest due to the landowner. The Operator will have complete control of the management, operations and maintenance of the 5 wells, as well as acting as the exclusive agent for collection of all proceeds from the sale of oil and gas from such wells. Commencing at the time that a drilled well begins to produce, the DOA3 also entitles the Operator to an operating fee per month for each well operated in lieu of direct charges by the Operator for its services or the use of its equipment. This operating fee is subject to annual adjustments. According to the DOA3, each of the parties elected, under the authority of Section 761(a) of Internal Revenue Code of 1954 (the "Code"), to be excluded from the application of all the provisions of subchapter K of Chapter 1 of Subtitle A of the Code.

      Under DOA4, the Operator agreed to drill, complete and operate ten (10) wells in the Contract Area for a term as long as any well covered is producing oil or gas. The turnkey price per well is (A) three wells at $290,969.64, (B) four wells at $332,984.64, and (C) three wells at $353,803.75. In exchange for the turnkey price, the Operator will provide one oil and/or gas well complete to the pipeline. Upon completion of each well and payment in full by the Developers, the Operator will assign to the Developers their respective interest in the wells. Indigo Partners will contribute $2,449,694.04 and will have working and net revenue interests in the wells of 75.00%. The DOA4 also provides for an overriding royalty of 1/16 of all gross revenues from all gas produced, saved and marketed from any well or wells drilled by the Operator. This overriding royalty interest is in addition to the customary 12.5% royalty interest due to the landowner. The Operator will have complete control of the management, operations and maintenance of the 5 wells, as well as acting as the exclusive agent for collection of all proceeds from the sale of oil and gas from such wells. Commencing at the time that a drilled well begins to produce, the DOA4 also entitles the Operator to an operating fee of $300.00 per month for each well operated in lieu of direct charges by the Operator for its services or the use of its equipment. This operating fee is subject to annual adjustments. According to the DOA4, each of the parties elected, under the authority of
Section 761(a) of Internal Revenue Code of 1954 (the "Code"), to be excluded from the application of all the provisions of subchapter K of Chapter 1 of Subtitle A of the Code.

Item 3.02         Unregistered Sales of Equity Securities.

      The stock options referenced in Item 1.01 were offered to HUB in a private placement transaction in reliance upon exemptions from registration pursuant to
Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereto. HUB is an accredited investor as defined in Rule 501 of Regulation D under the Securities Act of 1933.

Item 8.01        Other Events.

      On February 13, 2006, we filed a Form 10-QSB for the fiscal quarter ended December 31, 2005 (the "Quarterly Report"). This Quarterly Report was erroneously filed as our fiscal year end changed to December 31 as a result of the acquisition, recapitalization and reorganization which occurred on December 15, 2006. On May 4, 2006, we filed a Form 8-K under Item 4.02 (Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review) disclosing the non-reliance on previously issued financial statements for the interim periods ended September 30, 2005 and December 31,
2005  because  the  statements  were  filed  without  review by the  independent auditor. In addition, on June 15, 2006, we filed a Form 8-K under Item 5.03 (Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year), disclosing the change in our fiscal year end to December 31, as a result of the acquisition, recapitalization and reorganization, which should have been disclosed under Item 5.03 in the Form 8-K filed on February 2, 2006.

      Accordingly, a Form 10-KSB for the fiscal year ended December 31, 2005 should have been filed in lieu of the erroneous Quarterly Report. We intend to file the Form 10-KSB for the fiscal year ended December 31, 2005 within the next two weeks.

Item 9.01        Financial Statement and Exhibits.

(a)   Financial Statements of Business Acquired.

      None.

(b)   Pro Forma Financial Information.

      None.

(c)   Shell Company Transactions.

      None.

(d)   Exhibits.

Exhibit No.       Title of Document
-----------       -----------------

4.1 Registration Rights Agreement between the Company and HUB Energy, LLC, dated June 30, 2006

4.2 Option Agreement between the Company and HUB Energy, LLC, dated June 30, 2006

10.1 Advisory Service Agreement between the Company and HUB Energy, LLC, dated June 30, 2006

10.2 Joint Venture and Operating Agreement between the Company, P&J Resources, Inc., and HUB Energy, LLC, dated July 22, 2006 (the "Pipeline Agreement")

10.3 Joint Venture/AMI Agreement between the Company, Epicenter Oil & Gas, LLC, HUB Energy, LLC and Golden Eagle Resources, Inc., dated July 24, 2006 (the "Epicenter Leases")

10.4 Drilling and Operation Agreement between the Company, Indio Energy Partners, LP and TAPO Energy, LLC, With HUB Energy, LLC and its Advisor

10.5              Drilling  and  Operating   Agreement   between  Indigo  Energy
                  Partners, LP and Dannic Energy Corp., with HUB Energy, LLC as its Advisor

10.6              Drilling  and  Operating   Agreement   between  Indigo  Energy
                  Partners, LP and P&J Resources, Inc., with HUB Energy, LLC as its Advisor

10.7              Drilling  and  Operating   Agreement   between  Indigo  Energy
                  Partners, LP and Mid-East Oil Company, with HUB Energy, LLC as its Advisor.

99.1 Certificate of Limited Partnership of Indigo-Energy Partners, LP filed July 7, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 INDIGO-ENERGY, INC.

Date: October 4, 2006                            By:      /s/  David Larson
                                                          -----------------
                                                          DAVID LARSON
                                                          President and Chief
                                                          Executive Officer